AGREEMENT OF EXTENSION OF LEASE

BETWEEN

HY JACK PROPERTY HOLDINGS CC

( THE LESSOR)

AND

SUREPURE MARKETING SOUTH AFRICA (PTY) LTD

REG NO ; 2007/031989/07

VAT NO ; 4240213324

( THE LESSEE )

THE LESSE AND THE LESSOR AGREE AS FOLLOWS;

1.	IT IS HEREBY AGREED THAT THE LESSEE HEREBY EXERCISES HIS RIGHT TO EXTEND THE LEASE PERIOD IN TERMS OF CLAUSE 9.1 OF THE ORIGINAL LEASE AGREEMENT ON THE SAME TERMS AND CONDITIONS FOR A PERIOD OF FOUR MONTHS COMMENCING ON 01 DECEMBER 2012 AND TERMINATING ON 31 MARCH 2013

2.	THE BASIC RENTAL SHALL BE PAYABLE IN ADVANCE IN THE SUM OF R 19 326.12 (NINETEEN THOUSAND THREE HUNDRED AND TWENTY SIXTY RAND AND TWELVE CENTS) PER MONTH FOR THE PERIOD 01/12/2012 TO 31/03/2013

PERIOD	BASIC RENT	VAT	TOTAL

01/12/2012-31/03/2013	R 19 326.12	R 2 705.66	R 22 031.78

SIGNED AT _______________________ ON THIS 19 DAY OF April 2012

AS WITNESSES

1.	_____________________

2.	____________________ /s/ HY Jack Property Holdings

LESSOR

SIGNED AT ____________________ ON THIS 19 DAY OF April 2012

AS WITNESSES

1.	____________________

2.	____________________ /s/ Stephen Robinson

LESSEE